UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2009

CH ENERGY GROUP, INC.

(Exact name of Registrants as specified in its charter)

Commission	Registrant, State of Incorporation	IRS Employer
File Number	Address and Telephone Number	Identification No.

0-30512	CH Energy Group, Inc.	14-1804460
(Incorporated in New York)
284 South Avenue
Poughkeepsie, NY 12601-4839
(845) 452-2000

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 17, 2009, CH Energy Group, Inc. (“Energy Group”) entered into a Note Purchase Agreement, dated as of April 17, 2009 (the “Note Purchase Agreement”), between Energy Group and the purchasers of Energy Group’s 6.58% Senior Notes, Series A, due April 17, 2014 (the “Notes”). The Note Purchase Agreement provides that Energy Group will issue and sell, in a private placement exempt from registration under the Securities Act of 1933, as amended, $50,000,000 in principal amount of the Notes. The Notes are unsecured, bear interest at the rate of 6.58% per annum, payable semi-annually, are guaranteed by Energy Group’s wholly-owned subsidiary, Central Hudson Enterprises Corporation pursuant to a Guaranty Agreement, dated as of April 17, 2009 (the “Guaranty Agreement”), and mature on April 17, 2014. Energy Group completed the sale of $35 million in principal amount of the Notes on April 17, 2009, and the remaining $15 million in principal amount of the Notes will be issued and sold on June 15, 2009. Energy Group will use the proceeds from the sale of the Notes to refinance short-term debt and for general corporate purposes. The Note Purchase Agreement permits the issuance and sale of up to $75 million in principal amount of additional notes in subsequent series, if agreed to by the parties.

The foregoing descriptions of the Note Purchase Agreement, the Notes and the Guaranty Agreement are qualified in its entirety by reference to the copies of the Note Purchase Agreement and the Guaranty Agreement which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-
                        Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.  The following are filed as exhibits to this Form 8-K pursuant to Item 6.01 of Regulation S-K:

10.1.    Note Purchase Agreement dated as of April 17, 2009 between Energy
                    Group and the purchasers of its 6.58% Senior Notes, Series A, due
                   April 17, 2014

10.2    Guaranty Agreement by Central Hudson Enterprises Corporation dated as of April 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CH ENERGY GROUP, INC.

Date: April 20, 2009	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Vice President Accounting and Controller

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Note Purchase Agreement, dated as of April 17, 2009, between Energy Group and the purchasers of its 6.58% Senior Notes, Series A, due April 17, 2014

10.2	Guaranty Agreement by Central Hudson Enterprises Corporation dated as of April 17, 2009